UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 18, 2006

                        THE REYNOLDS AND REYNOLDS COMPANY
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           OHIO                      1-10147                31-04211
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(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)    (IRS EMPLOYER
     OF INCORPORATION)                                   IDENTIFICATION  NUMBER)
NUMBER)

            ONE REYNOLDS WAY, DAYTON, OHIO                      45430
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        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

 REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (937) 485-2000


                                 NOT APPLICABLE

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS.

          On September 18, 2006, The Reynolds and Reynolds Company issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

           (a) Not applicable.

           (b) Not applicable.

           (c) Not applicable.

           (d) Exhibits.

EXHIBIT NO.                DESCRIPTION

99.1                       Press Release




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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 18, 2006              The Reynolds and Reynolds Company


                                        By:    /s/ Joyce Murty
                                              ---------------------------------
                                        Name:      Joyce Murty
                                        Title:     Assistant General Counsel and
                                                   Director of Corporate Ethics
                                                   and Compliance





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                                  EXHIBIT INDEX

EXHIBIT NUMBER            DESCRIPTION

99.1                      Press Release